UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





        Date of report (Date of earliest event reported): April 27, 2004





                           WRIGHT MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                    000-32883               13-4088127
 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)





        5677 Airline Road, Arlington, Tennessee               38002
        (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (901) 867-9971







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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

         The following exhibit is being furnished as part of this report:

  Exhibit
  Number                          Description
---------  --------------------------------------------------------------------

    99     Press release issued by Wright Medical Group, Inc. on April 27, 2004.

Item 12.   Results of Operations and Financial Condition.

       On April 27, 2004, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report.



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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 27, 2004

                           WRIGHT MEDICAL GROUP, INC.


                           By:    /s/ F. Barry Bays
                              --------------------------------------------------
                                  F. Barry Bays
                                  President and Chief Executive Officer



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




                                  EXHIBIT INDEX

 Exhibit
 Number                              Description
---------  ---------------------------------------------------------------------

   99      Press release issued by Wright Medical Group, Inc. on April 27, 2004.